UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5103 (Commission File Number)	72-0496921 (IRS Employer Identification No.)

1100 Alakea Street, Suite 2900
Honolulu, Hawaii 96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 2.02  Results of Operations and Financial Condition.
On December 16, 2015, Barnwell Industries, Inc. issued a press release announcing its financial results for its fiscal year ended September 30, 2015. A copy of such press release is furnished as Exhibit 99.1 to this Current Report.
Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2015, Ahron H. Haspel resigned from Barnwell Industries, Inc.'s Board of Directors.

Item 9.01  Financial Statements and Exhibits.
(d)            Exhibits
Exhibit No.	Description

99.1	Press release dated December 16, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  December 16, 2015
BARNWELL INDUSTRIES, INC.

By:	/s/Russell M. Gifford
	Name:	Russell M. Gifford
	Title	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 16, 2015